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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     June 17, 1996.



                     U.S. RESTAURANT PROPERTIES MASTER L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                       1-9079               41-1541631
(STATE OR OTHER JURISDICTION OF   COMMISSION FILE NUMBER    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)



                                  214-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.   OTHER EVENTS.

The transfer agent and registrar for the Units of Beneficial Interest evidenced by Depository Receipts of U.S. Restaurant Properties Master L.P. is American Stock Transfer and Trust Company, 40 Wall Street, New York, N.Y. 10005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:     June 17, 1996            U.S. RESTAURANT PROPERTIES MASTER L.P.

                                   By:  U.S. RESTAURANT PROPERTIES, INC.,
                                        its Managing General Partner


                                   By: /s/ Robert J. Stetson
                                      ------------------------------------
                                         Robert J.  Stetson
                                         President, Chief Executive Officer